GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and

Class P Shares (as applicable) of the

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Opportunities Fund

(the “Funds”)

Supplement dated July 17, 2019 to the

Prospectuses and Summary Prospectuses,

each dated December 28, 2018, as supplemented to date

Effective immediately, Jenny Chang will serve as a portfolio manager for the Goldman Sachs Growth Opportunities Fund. Steven M. Barry will continue to serve as a portfolio manager for the Goldman Sachs Growth Opportunities Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection under the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management” section of the Prospectuses, as well as under the “Portfolio Management” section of the Goldman Sachs Growth Opportunities Fund’s Summary Prospectuses:

Portfolio Managers: Steven M. Barry, Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity, has managed the Fund since 1999; and Jenny Chang, Vice President, has managed the Fund since July 2019.

The following row is added to the table under the “Service Providers—Fund Managers” section of the Prospectuses:

Jenny Chang Vice President	Portfolio Manager— Growth Opportunities	Since 2019	Ms. Chang is a portfolio manager on the Fundamental Equity Team focused on the Mid Cap Growth strategy. She joined GSAM in 2016. Prior to joining the Investment Adviser, she was an investment analyst at Franklin Templeton for five years.

In addition, all references in the Prospectuses and Summary Prospectuses to Steven M. Barry’s title are deleted in their entirety and replaced with “Managing Director, Co-Chief Investment Officer—Fundamental Equity U.S. Equity.”

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

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